Creating a Clear Leader in Physician Solutions Presentation to Analysts March 18, 2008 EXHIBIT 99.6

A Clear Leader in Physician Solutions 2
Forward Looking Statements
This communication contains forward-looking statements.  Those forward-looking statements include all statements other than those made solely with respect to historical fact.  Forward-looking statements may be identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “projects”, “intends”,
“should”, “seeks”, “future”, continue”, or the negative of such terms, or other comparable terminology.
Such statements include, but are not limited to, statements about the expected benefits of the transaction involving Allscripts, MHS and Misys, including potential synergies and cost savings, future financial and operating results, and the combined company’s plans and objectives.  In addition, statements made in this communication about anticipated financial results, future operational improvements and results or regulatory approvals are also forward-looking statements. Such forward-looking statements are subject to numerous risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, development, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against
Allscripts, Misys or MHS and others following announcement of entering into the merger agreement; (3)
the inability to complete the proposed transaction due to the failure to obtain stockholder or shareholder approval or the failure of any party to satisfy other conditions to completion of the proposed transaction, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of
1976, as amended, and the receipt of other required regulatory approvals; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Allscripts’, Misys’ and
MHS’ ability to control or predict.  Allscripts can give no assurance that any of the transactions related to the merger will be completed or that the conditions to the merger will be satisfied.  Allscripts undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  Allscripts is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

A Clear Leader in Physician Solutions 3
Additional Information and Where to Find It
This communication is being made in respect of the proposed business combination involving Allscripts,
Inc. (“Allscripts”) and Misys Healthcare Systems LLC (“MHS”), a wholly owned subsidiary of Misys plc
(“Misys”). In connection with this proposed transaction, Allscripts intends to file with the Securities and
Exchange Commission (the “SEC”) a preliminary proxy statement, a definitive proxy statement and other related materials, and Misys intends to file a shareholder circular with the Financial Services Authority in the United Kingdom. The definitive proxy statement will be mailed to the stockholders of Allscripts, and the shareholder circular will be mailed to the shareholders of Misys.  BEFORE MAKING ANY DECISION
WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS AR
E URGED TO READ THESE DOCUMENTS AND OTHER RELEVANT MATERIALS WHEN THEY
BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE
COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders can obtain copies of
Allscripts’ materials (and all other offer documents filed with the SEC) when available, at no charge on the
SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Allscripts at 222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654, Attention: Lee
Shapiro, Secretary, or to Misys at 125 Kensington High Street, London W8 5SF, United Kingdom,
Attention: Group General Counsel & Company Secretary. Investors and security holders may also read and copy any reports, statements and other information filed by Allscripts with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Allscripts’ directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of Allscripts in favor of th
e proposed transaction.  Information about Allscripts, its directors and its executive officers, and their ownership of Allscripts’ securities, is set forth in its proxy statement for the 2007 Annual Meeting of
Stockholders of the Company, which was filed with the SEC on April 30, 2007.  Additional information regarding the interests of those persons may be obtained by reading the proxy statement and other relevant materials to be filed with the SEC when they become available.

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Agenda
Jim Malone, CFO of Misys plc
Misys Financials
Bill Davis, CFO of Allscripts
CFO designate of Allscripts-Misys
Synergies and
Allscripts-Misys Financials
Glen Tullman, CEO of Allscripts
CEO designate of Allscripts-Misys
Allscripts-Misys:
A Clear Leader
Mike Lawrie, CEO of Misys plc
Executive Chairman designate of
Allscripts-Misys
Strategy Overview :
A Transformational Deal

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5
About Misys
• 4,500 Employees Serving 120 Countries
• £470m ($902m) in Revenue (Fiscal 2007) – Misys plc
• LSE: MSY
• Market Leader in Banking and Treasury and Capital markets
worldwide with over 1,200 banks and financial institutions
• Significant Market Presence in Healthcare
– Practice Management
– Claims Management
– Electronic Health Records
– 110,000 Physicians
– £196m ($376m) in Revenue (Fiscal 2007) – Misys Healthcare

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Transforming Misys: The Turnaround
• Restructured the business
– Rebalanced portfolio and aligned the asset base to the strategy and higher growth market segments
– Costs taken out to drive reinvestment and margin improvement
• Focused on building a platform for growth
– Building Global service business
– Focusing on emerging markets: China, India, Middle East and Africa
– Created Go to Market alliances with world-class partners; Digital China, HCL,
Wipro and SAP
• Change driven by new and deeply experienced management team
• Progress being made on the turnaround; operational improvements, positive revenue growth, profit growth and development milestones

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A Transformational Deal
• Misys and Allscripts will each combine  their respective
healthcare businesses into Allscripts-Misys
• Misys will also transfer £165m ($330m) in cash to Allscripts-
Misys resulting in a 54.5% ownership interest (on a fully diluted basis) for Misys in Allscripts-Misys
• Allscripts shareholders will receive a special dividend of $330m
• Cash will be financed by new banking facilities and a placing underwritten by ValueAct Capital Management LLC
• Allscripts-Misys Healthcare will be quoted on the NASDAQ
• Misys plc will remain quoted on the LSE

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A Clear Leader in Physician IT Solutions
• “The perfect match in the perfect market”: Top rated
EHR + market share leader for PM in the growing
small/mid-sized physician group market
• Highly rated, innovative products in every market
segment in which we compete (small/mid/large)
• Experienced and proven management team
• Creates revenue/cost synergies and near-term value
accretion for Allscripts-Misys
• High recurring revenue visibility and strong potential
profit growth
• Strong growth potential in a growing market
A clear leader in clinical software, information and connectivity solutions

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Positioned to Capture the Healthcare Opportunity
• Convergence of healthcare and technology in U.S.
• Allscripts-Misys positioned to monetize $5 billion EHR market opportunity
• Allscripts-Misys will:
– Focus on presenting its enlarged customer base with a leading-edge portfolio of products and services
– Help streamline healthcare delivery through the innovative deployment of
IT and integrated solutions
– Continue to support all the existing products from both companies, while offering customers access to an enhanced portfolio including the new innovative MyWay EHR solution
Allscripts-Misys will be positioned to capitalize on the
transformation of U.S. Healthcare

A Clear Leader in Physician Solutions 10 Allscripts-Misys: A Clear Leader Glen Tullman, CEO of Allscripts CEO designate of Allscripts-Misys

A Clear Leader in Physician Solutions 11 11 A Vision… Every day in the U.S. approximately 150,000 physicians * will log on to a screen that says “Allscripts-Misys” * Allscripts and Misys Estimates

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12
About Allscripts
• 1,150+ Employees
• $280m in Revenue (2007)
• Nasdaq: MDRX
• 40,000+ Physicians and 700+ Hospitals
• Established Leader in Healthcare IT Market
– Electronic Health Records
– Practice Management
– e-Prescribing
– Document Imaging
– Personal Health Records
– Connectivity Solutions
– Emergency Department Information System
– Case Management

A Clear Leader in Physician Solutions 13 Why the Physician Market? Traditional View Healthcare Revolves Around the Hospital Our View Healthcare Revolves Around the Physician

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Today’s Physician IT Market – An Opportunity
Clinical /
Electronic
Health Records
•
The Market…
– Highly fragmented market with over 300 participants
– Historically divided between core practice management and clinical vendors
– Paradigm shift to complex clinical system driving IT decisions and consolidation in the ambulatory markets
•
Allscripts-Misys…
– A footprint of approximately 150,000 physicians
– A complete portfolio of integrated solutions, products and services
Core Practice
Management
Epic GE NextGen Sage eCw

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A Proven Approach…
Practice Management System
Electronic Health Record
Installed Base (2008) = 113,000 MDs
Primarily in Small-Mid Sized Practices
2001: Allscripts Gained Exclusive
Partnership to Market Allscripts
EHR to IDX PM Base
2008: Allscripts Gains Exclusive
Opportunity to Market Allscripts
EHR to Misys PM Base
Installed Base (2001) = 138,000
MDs Primarily in Larger Practices

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Market Opportunity
– ~ 500,000 U.S. Practicing Physicians
– x          80% EHR Market Opportunity
– x  ~$12,000 Initial Investment/Physician
– = ~$5 Billion Opportunity
Electronic Health Record (EHR) Market = ~ $5 Billion
Practice Management (PM) Market = ~ $1 Billion/Yr.
~10% to 20% of PM Systems Replaced/Yr.
Software Maintenance Agreement (SMA) = ~ $1 Billion/Yr.
Transactions = ~ $1 to 2 Billion/Yr.
American Presidential candidates see technology as the answer to a better healthcare delivery system

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The Market Segments in Which We Compete
Large Practices/
AMCs/Hospitals
25< 200 MDs
Mid-Sized
Practices
10< 24 MDs
Small Practices
1<10 MDs
Key:
Limited Presence
Leader
EHR
Practice Mgmt.
e-Prescribing
Connectivity
Solutions
Allscripts
Misys
Allscripts-
Misys
Source: Allscripts and Misys Assessment

A Clear Leader in Physician Solutions 18 The Largest Client Footprint in the U.S. Misys 110,000 Physicians, 18,000 Medical Practices, 600 Homecare Agencies Allscripts

A Clear Leader in Physician Solutions 19 The Largest Client Footprint in the U.S. Allscripts-Misys Approximately 150,000 Physicians and 700+ Hospitals Across the U.S.

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Compelling Strategic Rationale
•
Covers approximately 1 out of 3 of all physicians in America*
• Brings together leaders in PM and EHR
• Ability to network across healthcare from the emergency
department to the ambulatory settings
• Large installed base to sell leading EHR and other products into
• Ability to help drive industry and technical standards for functionality and interoperability
• Creates a “hub” from which we can sell into an existing Misys PM base, similar to the successful IDX strategy
Leader in
EHR and PM
Highly
Complementary
Businesses
• Significant opportunity for revenue and cost synergies through cross-selling and rationalisation of overlapping functions
• Drives long-term top and bottom line growth
• Stability through a high percentage of recurring revenue
Powerful
Strategic
Financial
Rationale
* Allscripts and Misys Estimates

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Creates a Clear Leader: Allscripts-Misys
A clear leader in clinical software, information and
connectivity solutions that empower physicians to
deliver healthcare safely, efficiently and effectively
+

A Clear Leader in Physician Solutions 22 Allscripts-Misys financials Bill Davis, CFO of Allscripts CFO designate of Allscripts-Misys

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Transaction Summary
Allscripts-Misys Healthcare Company Name
Four to Six Months Expected Closing
$330m Cash (approximately $4.90 per share)
Retain their Shares in MDRX
NASDAQ listing maintained
Allscripts
Shareholders
Receive
Misys plc: 54.5%
Allscripts: 45.5%
Pro Forma
Ownership
Glen Tullman - CEO designate
Bill Davis - CFO designate
Mike Lawrie - Executive Chairman designate
Management
Allscripts to Merge with Misys Healthcare
Misys to pay $330m
Structure
Fully diluted shares

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Allscripts shareholders receive approximately $4.90 per share in cash and 45.5%
ownership position in Allscripts-Misys
Annual cost synergies $15-$20m expected in first year following transaction close
Allscripts-Misys Long-Term Growth Profile
Low double digit top line growth
Better visibility and higher percentage of stable, recurring revenue
Up to $25m to $30m in annual cost savings within three years
Revenue synergies from cross-selling to respective install bases
Increased operating leverage expected to result in mid-teens EPS growth
Value Creation

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Significant and Realizable Synergy Opportunity
Cost synergies of $15m to $20m
expected in first year following
transaction close
Up to $25m to $30m in annual cost
savings within the next few years
Main drivers of cost synergies
include: Overhead, R&D, Marketing,
Administrative Functions
Revenue synergies expected from cross-
selling into respective client bases
Increased operating leverage expected to
result in mid teens EPS growth
Projected Cost Synergies
0
5
10
15
20
25
30
First Year Run Rate
$15 - $20 million
$25 - $30 million

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Receive US antitrust clearance
Complete the carve-out financial audits
File the US proxy
Distribute the shareholder circular for Misys plc shareholders
Shareholder vote from both Misys plc and Allscripts shareholders
Significant transaction costs will be recognized by Allscripts in Q1
Expected to close in four to six months
Roadmap to Completion

A Clear Leader in Physician Solutions 27 Misys Financials Jim Malone, CFO of Misys plc

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Transaction Overview
• Misys and Allscripts will each combine  their respective healthcare businesses into
Allscripts-Misys which will be listed on NASDAQ
• Misys will also transfer £165m ($330m) in cash to Allscripts-Misys resulting in a 54.5%
ownership interest (on a fully diluted basis) for Misys in Allscripts-Misys
• Allscripts shareholders will receive a special dividend of $330m
• Mike Lawrie will become Executive Chairman of Allscripts-Misys in addition to his role as CEO of Misys. Glen Tullman, CEO of Allscripts, will become CEO of Allscripts-Misys.
• Expected to generate both revenue and cost synergies
• Expected to be earnings accretive for Misys in the first full financial year post completion
• Completion expected Q3 2008, subject to the approval of shareholders of both Misys and Allscripts and customary regulatory approvals
• Misys will continue to own 100% of its Banking division and the enlarged Misys group will continue to be listed on the London Stock Exchange

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Misys Financial Model
Mid-point of End of
Turnaround Turnaround
FY 2009-10 FY 2011-12+
March 2007 – Strategy Presentation
Group Revenue (growth) 2-4% 4-6+%
Operating Margin, % 15-18% 18-20%+
March 2008
Group Revenue (growth) 7-9% 8-10%
Operating Margin, % 18-20% 20-22%+
Misys is now a growth company

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Financing
Equity financing at 175p
• Full backstop equity commitment by ValueAct
• If ValueAct is issued with this entire amount,
its shareholding in Misys will increase from
19.4% to 25.8%
• Market rates
• Unsecured, 5 year maturity
• Expected drawdown at
completion of $25m
• LIBOR market rate
• Unsecured, 5 year term
• No prepay penalty
• Misys issued share capital to increase from
503.5m to 546.4m (excluding treasury shares)
Pro forma debt ratios
–Leveraged on Banking and TCM
–Net Debt/2007 EBITDA of 2x
–2007 Interest Cover of 11.7x;;;
Debt Facilities - $305M
$150M Equity
$150M Revolver $155M Term Debt
Substantial Headroom

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Dividends
• Misys evolves to a growth company
• Misys expects to pay its dividend for the year ended
May 2008 in September
• Future cash flows invested in business to fuel growth
• Dividend policy to be kept under regular review
Transformation into a Growth Company

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Misys Capital Structure
Misys pre-transaction
Nov 2007
Capital Structure £m
• Shareholders equity 68
• Cash and equivalents 31
• Loans and overdrafts 4
• Net (debt) / funds 27
Misys post transaction – pro forma
Nov 2007
Capital Structure £m
• Shareholders equity 198
• Cash and equivalents 41
• Loans and overdrafts 148
• Net (debt) / funds (108)
• Revolving facility (new) 63

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Governance
Shareholder Rights
• Allscripts-Misys continues as a NASDAQ listed company
• Misys will enjoy anti-dilution rights that will allow Misys to maintain its majority control
• Misys plc continues to be listed on the London Stock Exchange
Board
• Misys will nominate 6 of 10 directors on the Allscripts-Misys Board
• Mike Lawrie will be Executive Chairman
Operations
• Allscripts-Misys to change financial year end to 31 May

A Clear Leader in Physician Solutions 34 Current Trading and Conclusions Mike Lawrie, CEO of Misys plc Executive Chairman designate of Allscripts-Misys

A Clear Leader in Physician Solutions 35
Misys Group financial performance
(9 months ended 29 Feb 2008)
£22M up 35% (2007: £16M) £70M up 5% (2007: £67M) ILF Revenue
£54M up 29% (2007: £41M) £163M up 8% (2007: £150M) Total Order Intake
£15M up 166% (2007: £6M) £51M up 52% (2007: £34M) Operating Profit
£48M up 3% (2007: £47M) £141M up 1% (2007: £140M) - Healthcare
£31M up 15% (2007:£27M) £94M up 9% (2007: £86M) - TCM
£35M up 24% (2007: £28m) £110M up 10% (2007:£100M) - Banking
£114M up 12% (2007: £102M) £345M up 6% (2007:£326M) Group Revenue
Q3 9 Months to 29 Feb ‘08
Revenue, margin and order intake are shown on a like-for-like basis

A Clear Leader in Physician Solutions 36 Q&A